UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 1, 2009

INVESTORS HERITAGE CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

KENTUCKY	0-1999	61-6030333
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

200 Capital Avenue Frankfort, Kentucky	40601
(Address of principal executive offices)	(Zip Code)

(502) 223-2361

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events

On May 14, 2009, at the annual meeting of the shareholders, the shareholders of Kentucky Investors, Inc., approved the Amendment to the Articles of Incorporation changing the name of the company to Investors Heritage Capital Corporation.  The effective date of the amendment and the name change is June 1, 2009.

ITEM 9.01.  Financial Statements and Exhibits

(d)	Exhibit 3.1(i)	Investors Heritage Capital Corporation Articles of Incorporation, as amended, effective June 1, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS HERITAGE CAPITAL CORPORATION

Date: June 1, 2009	By:	/s/ Harry Lee Waterfield II
Harry Lee Waterfield II President